POWER OF ATTORNEY
KNOW ALL BY THESE PRESENTS, the undersigned hereby constitutes and appoints each of Dalen Meeter and Eric Stier, signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:
(1) execute for and on behalf of the undersigned a Form ID Application, if required, and submit the same to the United States Securities and Exchange
Commission;
(2) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Singular Genomics Systems, Inc. (the "Company")
or as a
holder of 10 percent or more of the Company's securities, Forms 3, 4 and 5, and any amendments thereto, in accordance with Section 16 of the Securities Exchange
Act of 1934, as amended,
and the rules thereunder and, if necessary, such forms or similar reports required by state or foreign regulators in jurisdictions in which the Company operates;
(3) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 or similar form or
report required by state or foreign regulators, and any amendments thereto, and file such form or report with the United States Securities and Exchange
Commission and any stock exchange or
similar authority or appropriate state or foreign regulator; and
(3) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of
or legally required to be done by the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be
in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned acknowledges that:
(1) this Power of Attorney authorizes, but does not require, such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent
verification of such information;
(2) any documents prepared and or executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such
information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;
(3) neither the Company nor such attorney-in-fact assumes
(i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act,
(ii) any liability of the undersigned for any failure to comply with such requirements,or
(iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and
(4) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including
without limitation the reporting requirements under Section 16 of the Exchange
Act. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents
and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such
attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder.
This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of
and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this second day of November, 2023.
/s/ Jyotsna Ghai
Signature
Jyotsna Ghai
Print Name